SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE COMMUNITY FINANCIAL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	2.	Form, Schedule or Registration Statement No.:

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	4.	Date Filed:

April 8, 2016

Dear Stockholder:

Enclosed is a supplement to our Proxy Statement that was made available to you on or about March 23, 2016. These materials supplement the Proxy Statement in the following respects:

1.	It adds Item 4 – Election of Director to reflect the nomination of Mr. Eric Goldberg for election as a director of the Company at the Company’s 2016 Annual Meeting of Stockholders, to be placed in the class of directors with a term ending at the Company’s 2017 Annual Meeting of Stockholders.

We have also enclosed with the Supplement a revised Proxy Card. Please use this revised Proxy Card to have your shares represented and voted at the 2016 Annual Meeting of Stockholders. If you have not yet voted, or if you have already voted and wish to change your vote, you may cast your vote via the Internet, by telephone or by mailing your signed proxy card immediately in the enclosed postage-paid envelope and your votes will be counted as you instructed. However, if you do not return a revised proxy card or recast your vote via the Internet or by telephone, your vote will not be counted with respect to the nomination of Mr. Goldberg. You may revoke your proxy at any time prior to or at the 2016 Annual Meeting of Stockholders by written notice to the Company, by executing a proxy bearing a later date, or by attending the meeting and voting in person.

As always, we appreciate your commitment to and support of, the Company.

Sincerely,

Michael L. Middleton

Executive Chairman of the Board

The Community Financial Corporation

SUPPLEMENT TO PROXY MATERIALS DATED March 23, 2016

The following supplemental information is provided with respect to the Notice of the 2016 Annual Meeting of Stockholders and Proxy Statement (the “Original Proxy Materials”) of The Community Financial Corporation (the “Company”), dated March 23, 2016. Unless otherwise indicated, all defined terms used in this Supplement have the meanings assigned to them in the Original Proxy Materials.

EXPLANATORY NOTE

On March 25, 2016, the Company entered into an Agreement (the “Agreement”) with Basswood Capital Management, L.L.C., a Delaware limited liability company, as a representative of certain related funds and managed accounts (“Basswood”). Basswood owns approximately 9.8% of the outstanding shares of the Company’s common stock. Among other things, the Agreement provides that the Company will nominate Eric Goldberg, a Basswood nominee, for election as a director of the Company at the Company’s 2016 Annual Meeting, to be placed in the class of directors with a term expiring at the Company’s 2017 Annual Meeting of Stockholders and that the Company will solicit proxies for the election of Mr. Goldberg as a director to the same extent as for the election or re-election of any other Company nominee for election to the Company’s Board of Directors at the 2016 Annual Meeting. Accordingly, the Company has prepared these supplemental proxy materials to revise the Original Proxy Materials to provide for the nomination of Mr. Goldberg for election as a director of the Company for a term expiring at the Company’s 2017 Annual Meeting of Stockholders. Therefore, at the 2016 Annual Meeting of Stockholders, stockholders will consider and elect four directors, three to serve for a term of three years and one to serve for a term of one year. The portions of the Original Proxy Materials, as hereby revised and supplemented, are set forth below.

ITEMS TO BE VOTED ON BY STOCKHOLDERS

Item 4 – Election of Director.

The Company’s Board of Directors currently consists of nine members, but on March 25, 2016, the Board voted to increase the size of the Board to ten members to create a vacant seat which Mr. Goldberg has been nominated to fill. The Board of Directors has nominated Mr. Goldberg to serve for a one-year term and until his successor is elected and qualified. Mr. Goldberg is a nominee of Basswood and has been deemed independent under the listing requirements of The NASDAQ Stock Market.

It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominee. If the nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors

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may recommend. At this time, the Board knows of no reason why the nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of the nominee.

Information regarding the nominee is provided below. Unless otherwise stated, the nominee has held his current occupation for the last five years. The age indicated in the nominee’s biography is as of December 31, 2015. There are no family relationships among the nominee or executive officers.

Board Nominee with a Term Ending in 2017

Eric Goldberg is a senior analyst with Basswood, an alternative asset manager with over $1.3 billion of assets under management. Mr. Goldberg joined Basswood as a summer associate in 2005 and became an analyst in 2008. In his current role as a senior analyst, Mr. Goldberg is responsible for the research and investment analysis of companies in the financial sector, with a focus on small and regional banks. Mr. Goldberg graduated magna cum laude, with honors, from New York University’s Stern School of Business in 2008 with a B.S. in Finance and International Business and a minor in East Asian Studies. Mr. Goldberg has also served on the board of directors of Florida-based Regent Bancorp, Inc. and Regent Bank as a director since 2015. Age 29.

Mr. Goldberg was nominated pursuant to an Agreement dated March 25, 2016, by and between the Company and Basswood. The Agreement provides that the Company will nominate Mr. Goldberg, a Basswood nominee, for election as a director of the Company at the Company’s 2016 Annual Meeting, to be placed in the class of directors with a term ending at the Company’s 2017 Annual Meeting of Stockholders. Under the Agreement, at or prior to the time Mr. Goldberg is elected as a director of the Company, the Company will cause Community Bank of the Chesapeake (the “Bank”) to take the steps necessary to add Mr. Goldberg to the Board of Directors of the Bank. In addition, Basswood agreed not to nominate any person for election to the Company’s Board of Directors, or to propose any business to be presented to the Company’s stockholders at the Company’s 2016 Annual Meeting of Stockholders.

Mr. Goldberg’s extensive experience in the capital markets and financial services industry make him a valuable member of the board of directors. In addition, as the representative of one of the Company’s institutional shareholders, Mr. Goldberg provides valuable insight related to the Company’s institutional shareholder base and methods for further building shareholder value.

The Board of Directors recommends that stockholders vote “FOR” the nominee for director.

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PRINCIPAL HOLDERS OF VOTING SECURITIES

Had Mr. Goldberg been a nominee for director at March 3, 2016, the amounts included under the line item titled “All Directors, Executive Officers and Nominees as a Group” in the ownership table on page 11 of the Original Proxy Materials would not have changed as Mr. Goldberg does not own any Company stock. The following table sets forth, as of March 25, 2016, certain ownership information as to Mr. Goldberg and Basswood.

Name of Beneficial Owners	Number of Shares Owned (Excluding Options)	Number of Shares That May be Acquired within 60 Days by Exercising Options	Percent of Shares of Common Stock Outstanding(1)
Director Nominee
Eric Goldberg(2)	—	—	*

5% Owners:

Basswood Capital Management, L.L.C. Matthew Lindenbaum Bennett Lindenbaum 645 Madison Avenue, 10th Floor New York, New York 10022	456,209(3)		9.8

____________________

*Less than 1% of the shares outstanding

(1)	Based upon 4,652,292 shares of Company common stock outstanding, plus, for each individual or group, the number of shares of Company common stock that each individual or group may acquire through the exercise of options within 60 days of March 3, 2016.
(2)	Mr. Goldberg is a senior analyst with Basswood.
(3)	Based on information contained in a Schedule 13D filed with the U.S. Securities and Exchange Commission on March 25, 2016. The Schedule 13D was filed on behalf of: (i) Basswood Capital Management, L.L.C., Basswood Partners, L.L.C., Basswood Enhanced Long Short GP, LLC, each a Delaware limited liability company; (ii) Basswood Financial Fund, LP, Basswood Enhanced Long Short Fund, LP, Basswood Financial Long Only Fund, LP, Basswood Opportunity Partners, LP, each a Delaware limited partnership, Basswood Financial Fund, Inc., Basswood Opportunity Fund, Inc., BCM Select Equity I Master, Ltd., each a Cayman Islands corporation; and (iii) Matthew Lindenbaum and Bennett Lindenbaum.

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VOTE AUTHORIZATION FORM

COMMUNITY BANK OF THE CHESAPEAKE

EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

THE COMMUNITY FINANCIAL CORPORATION

Annual Meeting of Stockholders – May 2, 2016

With respect to all shares of common stock of The Community Financial Corporation (the “Company”) that are allocated to the account of the undersigned pursuant to the Community Bank of the Chesapeake Employee Stock Ownership Plan and Trust (the “ESOP”), the undersigned hereby directs Philip T. Goldstein and Joseph V. Stone, Jr., as Trustees of the Trust established under the ESOP, to vote such shares at the Annual Meeting of Stockholders (the “Meeting”) to be held at the Community Bank of the Chesapeake, Waldorf, Maryland, on Monday, May 2, 2016 at 10:00 a.m., local time, and at any and all adjournments thereof as follows:

The Board of Directors recommends a vote “FOR” all of the nominees and “FOR” Proposals 2, 3 and 4.

You are to vote my shares as follows:

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

1.	ELECTION OF DIRECTORS

FOR all nominees ☐	WITHHOLD AUTHORITY to vote ☐	*EXCEPTIONS ☐
listed below	for all nominees listed below

Louis P. Jenkins, Jr., Michael L. Middleton and Mary Todd Peterson

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below).

*Exceptions: ____________________________________________

2.	THE RATIFICATION OF THE APPOINTMENT OF STEGMAN & COMPANY AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	THE APPROVAL OF A NON-BINDING RESOLUTION ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4.	ELECTION OF DIRECTOR

FOR nominee listed below ☐	WITHHOLD AUTHORITY to vote ☐
for nominee listed below

Eric Goldberg

The undersigned acknowledges receipt from the Company prior to the execution of this vote authorization form of the Notice of Annual Meeting, a Proxy Statement for the Annual Meeting and the Company’s 2015 Annual Report on Form 10-K.

PARTICIPANT’S NAME

Dated: ____________________, 2016
SIGNATURE OF PARTICIPANT

Please complete this direction form, sign, date and return it to the Company, Attn: Barbara Lucas, The Community Financial Corporation, 3035 Leonardtown Road, Waldorf, Maryland 20601 by April 25, 2015.

THE COMMUNITY FINANCIAL CORPORATION
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 1, 2016. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 1, 2016. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E07744-P76538

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

THE COMMUNITY FINANCIAL CORPORATION

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. Louis P. Jenkins, Jr.	☐	☐
1b. Michael L. Middleton	☐	☐
1c. Mary Todd Peterson	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

4. Election of Director

Nominee:	**For**	**Withhold**
4a. Eric Goldberg	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E07745-P76538

THE COMMUNITY FINANCIAL CORPORATION
ANNUAL MEETING OF STOCKHOLDERS MAY 2, 2016
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Joseph V. Stone, Jr. and James R. Shepherd with full powers of substitution in each, to act as attorneys and proxies for the undersigned to vote all shares of common stock of The Community Financial Corporation (the "Company") that the undersigned is entitled to vote at the 2016 annual meeting of stockholders to be held in the Board Room at the main office of Community Bank of the Chesapeake, 3035 Leonardtown Road, Waldorf, Maryland on Monday, May 2, 2016 at 10:00 a.m. (the "Annual Meeting") and at any and all adjournments thereof, as indicated on the reverse side.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES AND "FOR" PROPOSALS 2, 3 AND 4. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DIRECTED BY THE BOARD OF DIRECTORS. AT THE PRESENT TIME THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXY HOLDERS TO VOTE WITH RESPECT TO APPROVAL OF THE MINUTES OF THE PRIOR ANNUAL MEETING OF STOCKHOLDERS, THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 2016 ANNUAL MEETING.

Continued and to be signed on reverse side